AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 1, 2000

                                                      Registration No. 333-42090

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM S-3/A-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             PYR ENERGY CORPORATION
                   ------------------ -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                     --------------------------- ---------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   95-4580642
                         ------------------ -----------
                      (I.R.S. Employer Identification No.)

                            1675 Broadway, Suite 1150
                             Denver, Colorado 80202
                                 (303) 825-3748
                  --------------------------- ---------------
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                              D. Scott Singdahlsen
                            1675 Broadway, Suite 1150
                                Denver, CO 80202
                                 (303) 825-3748
              ------------------------------------ ---------------
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent For Service)

                                   Copies to:
                           Alan L. Talesnick, Esquire
                           Francis B. Barron, Esquire
                                Patton Boggs LLP
                         1660 Lincoln Street, Suite 1900
                             Denver, Colorado 80264
                                 (303) 830-1776


Approximate date of commencement of proposed sale to the public: As soon as practicable after effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ X ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]___________.

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________.

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                EXPLANATORY NOTE


     PYR Energy Corporation has prepared this Amendment No. 2 for the purposes of filing with the Securities And Exchange Commission an amended Exhibit No. 5 to the Registration Statement. Amendment No. 2 does not modify any provisions of the Prospectus or Part II to the Registration Statement other than with respect to the inclusion of the amended Exhibit No. 5. Accordingly, the Prospectus and
Part II have not been included in this filing.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the City of Denver, State of Colorado, on September 1, 2000.

                              PYR ENERGY CORPORATION



                               By: /s/ D. Scott Singdahlsen
                                   ---------------------------------------------
                                   D. Scott Singdahlsen, Chief Executive Officer

     In accordance with the requirements of the Securities Act of 1933, the Registration Statement was signed by the following persons in the capacities and on the dates indicated.


     Signatures                         Title                                  Date
     ----------                         -----                                  ----

/s/ D. Scott Singdahlsen        Chief Executive Officer (Principal      September 1, 2000
------------------------        Executive Officer); President; and
D. Scott Singdahlsen            Chairman Of The Board


/s/ Keith F. Carney             Director                                September 1, 2000
------------------------
Keith F. Carney


/s/ S.L. Hutchison              Director                                September 1, 2000
------------------------
S.L. Hutchison


/s/ Bryce W. Rhodes             Director                                September 1, 2000
------------------------
Bryce W. Rhodes


/s/ Andrew P. Calerich         Chief Financial Officer (Principal       September 1, 2000
------------------------       Financial Officer and Principal
Andrew P. Calerich             Accounting Officer); Vice President;
                               and Secretary

                                  EXHIBIT INDEX

     The following is a complete list of Exhibits filed as part of this Registration Statement, which Exhibits are incorporated herein.

Number   Description
------   -----------

4.1 Specimen Common Stock Certificate. Incorporated by reference from the Company's Form 10-KSB/A1 for the year ended August 31, 1997

5 Opinion of Patton Boggs LLP concerning the legality of the securities being registered

23.1      Consent of Patton Boggs LLP (included in Opinion in Exhibit 5)

23.2      Consent of Wheeler Wasoff, P.C. *

24.1      Power of Attorney (included in Part II of Registration Statement)

------------
*     Previously filed.